SUPPLEMENT TO THE CLASS R6 PROSPECTUS

OF

  WELLS FARGO ADVANTAGE INCOME FUNDS

For the Wells Fargo Advantage International Bond Fund

The following footnote is added to the Performance section in the Fund Summary:

1. Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and is not adjusted to reflect Class R6 expenses. If Class R6 expenses had been included, rather than Institutional Class expenses, returns for Class R6 would be higher. The Institutional Class annual returns are substantially similar to what the Class R6 annual returns would be because the Institutional Class and Class R6 shares are invested in the same portfolio and their returns differ only to the extent that they do not have the same expenses.

March 15, 2013                                                                                                                       IF6R033/P106RSP